Exhibit 10.1

THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO CHINA BIOPHARMACEUTICALS HOLDING, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

                           Right to Purchase _______ shares of Common Stock of CHINA BIOPHARMACEUTICALS HOLDINGS, INC. (subject to adjustment as provided herein)

                          COMMON STOCK PURCHASE WARRANT

No. __                                                  Issue Date:

         CHINA BIOPHARMACEUTICALS HOLDINGS, INC., a corporation organized under the laws of the State of Delaware (the "Company"), hereby certifies that, for value received, ______________, or its assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company at any time after the Issue Date until 5:00 p.m., E.S.T on the third anniversary after the Issue Date (the "Expiration Date"), up to _______ fully paid and nonassessable shares of the common stock of the Company (the "Common Stock"), $.01 par value per share at a per share purchase price of $1.50 in lawful money of the United States. The aforedescribed purchase price per share, as adjusted from time to time as herein provided, is referred to herein as the "Exercise Price." The number and character of such shares of Common Stock and the Exercise Price are subject to adjustment as provided herein.

         As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

         The term "Company" shall include China Biopharmaceuticals Holdings, Inc. and any corporation which shall succeed or assume the obligations of China Biopharmaceuticals Holdings, Inc. hereunder.

         The term "Common Stock" includes (a) the Company's Common Stock, $.01 par value per share, as authorized on the date of the Subscription Agreement, and (b) any other securities into which or for which any of the securities described in (a) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

         Exercise of Warrant:
         --------------------

         Number of Shares Issuable upon Exercise. The Exercise Price shall be $1.50 per share and the total number of shares that Holder may purchase shall be_________.

         The Company shall prepare and file with the Securities and Exchange Commission a registration statement under the Securities Act of 1933, as amended (the "1933 Act") registering the Common Stock issuable upon exercise of the Warrants for unrestricted public resale by the Holder. The Company shall cause such registration statement to be declared effective within one hundred and twenty (120) days after the date first above written. In case the registration statement is not declared effective within the agreed period, the total number of shares of Common Stock that Holder may purchase shall be increased by five per cent (5%) per month for every month the Shares are not registered after the one hundred and twenty (120) days.

         Full Exercise. This Warrant may be exercised in full but not in part by the Holder hereof by delivery of an original or facsimile copy of the form of subscription attached as Exhibit hereto (the "Subscription Form") duly executed by such Holder and surrender of the original Warrant within seven (7) days of exercise, to the Company at its principal office or at the office of its Warrant Agent (as provided hereinafter), accompanied by payment, in cash, wire transfer or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Exercise Price then in effect.

         Common Stock Legend. The Holder acknowledges and agrees that the shares of Common Stock of the Company, and, until such time as the Common Stock has been registered under the 1933 Act and sold in accordance with an effective registration statement, or exemption from registration, certificates and other instruments representing any of the Common Stock shall bear a restrictive legend in substantially the following form and a stop-transfer order may be placed against transfer of any such securities:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO CHINA BIOPHARMACEUICALS HOLDING INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

         Warrant Agent. The Company may, by written notice to the Holder of the Warrant, appoint an agent (a "Warrant Agent") for the purpose of issuing Common Stock issuable on the exercise of this Warrant.

         Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of New York, without giving effect to the conflicts of laws principles thereof.

         This Common Stock Purchase Warrant and the legal relations among the parties hereto shall be governed by and construed in accordance with the laws of the United States of America and State of New York, regardless of the laws that might otherwise govern under applicable choice-of-law principles. The parties



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

hereby irrevocably submit to the non-exclusive jurisdiction of the state and federal courts located in the State and County of New York for purposes of all legal proceedings arising out of or relating to this Common Stock Purchase Warrant or the transactions contemplated hereby. The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, the right to trial by jury, any objection which they may now or hereafter have to the laying of venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.



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

         IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.



                                  CHINA BIOPHARMACEUTICALS
                                  HOLDINGS, INC.



                                  By:
                                     -------------------------------------------
                                     Name: Chris Mao
                                     Title: Chief Executive Officer and Chairman



















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

                                    Exhibit A

                              FORM OF SUBSCRIPTION
                   (to be signed only on exercise of Warrant)

TO:  CHINA BIOPHARMACEUTICALS HOLDINGS INC.

The undersigned, pursuant to the provisions set forth in the attached Warrant (No. __), hereby irrevocably elects to purchase:

_____ Shares of the Common Stock covered by such Warrant.

The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant, which is $1.50. Such payment takes the form of:

$_________________ in lawful money of the United States.


The undersigned requests that the certificates for such shares be issued in the name of, and delivered to ________________________________________ whose address is _____________________________________________________________________________
________________________________________________________________________________
____________________.

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "1933 Act"), or pursuant to an exemption from registration under the 1933 Act.



Dated:___________________________                    ___________________________

                                                     ___________________________
                                                     ___________________________
                                                     (Address)






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